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                                                                    Exhibit 21.1

                         THE GREENBRIER COMPANIES, INC.
                              LIST OF SUBSIDIARIES

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
                                                                                                           Names Under
                                                                                         State of           Which Does
                                       Name                                            Incorporation         Business
                                       ----                                            -------------         --------
3048389 Nova Scotia Limited                                                            Nova Scotia,            N/A
                                                                                          Canada
Autostack Corporation                                                                       OR                 N/A
Greenbrier Capital Corporation                                                              CA                 N/A
Greenbrier-Concarril, LLC                                                                   DE                 N/A
Greenbrier de Mexico, S.R.L. de C.V.                                                      Mexico               N/A
Greenbrier Europe B.V.                                                                  Netherlands            N/A
Greenbrier Germany GmbH                                                                   Germany              N/A
                                                                                                            Greenbrier
Greenbrier Leasing Corporation                                                              DE              Intermodal
Greenbrier Leasing Limited                                                             Nova Scotia,            N/A
                                                                                          Canada
Greenbrier Leasing Limited Partner, LLC                                                     DE                 N/A
Greenbrier Leasing, LLC                                                                     DE                 N/A
Greenbrier Leasing, L.P.                                                                    DE                 N/A
Greenbrier Logistics, Inc.                                                                  OR                 N/A
Greenbrier Partners, Inc.                                                                   CA                 N/A
Greenbrier Poland Sp z.o.o.                                                               Poland               N/A
Greenbrier Railcar, Inc.                                                                    DE                 N/A
Greenbrier Rental Services, Inc.                                                            CA                 N/A
Greenbrier U.K. Limited                                                               United Kingdom           N/A
Gunderson-Concarril, S.A. de C.V.                                                         Mexico               N/A
Gunderson, Inc.                                                                             OR                 N/A
Gunderson Leasing, Inc.                                                                     OR                 N/A
Gunderson Marine, Inc.                                                                      OR                 N/A
Gunderson Rail Services, Inc. (formerly known as Gunderson Northwest, Inc.)                 OR                 N/A
InterAmerican Logistics Inc.                                                             Ontario,              N/A
                                                                                          Canada
Superior Transportation Systems, Inc.                                                       OR                 N/A
Tolan O'Neal Transportation & Logistics, Inc.                                               WA                 N/A
TrentonWorks Limited                                                                   Nova Scotia,            N/A
                                                                                          Canada
WagonySwidnica S.A.                                                                       Poland               N/A
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